Exhibit 99.1

REMARKS OF CARLOS P. NAUDON

PRESIDENT AND CHIEF EXECUTIVE OFFICER

PONCE FINANCIAL GROUP, INC. AND PONCE BANK

THE 2023 ANNUAL SHAREHOLDERS’ MEETING

PONCE FINANCIAL GROUP, INC.

June 15, 2023

DEAR SHAREHOLDERS, DIRECTORS, COLLEAGUES, AND FRIENDS:

IT IS AN HONOR TO ADDRESS YOU TODAY AS THE PRESIDENT AND CEO OF PONCE FINANCIAL GROUP AND PONCE BANK. EACH YEAR FOR THE PAST SEVERAL, I HAVE TAKEN THIS OPPORTUNITY TO LAY OUT OUR PLANS TO DO WELL WHILE ALSO DOING GOOD. I HAVE TALKED ABOUT OUR MISSION, OUR VISION, OUR VALUES, AND FOR THE PAST FEW YEARS, I HAVE DESCRIBED HOW OUR TEAM OF PONCE BANKERS HAVE NAVIGATED UNPRECEDENTED TIMES WITH PASSION, DEDICATION, PERSEVERANCE . . . AND WITH GREAT SUCCESS.

A FEW MONTHS AGO, I LOOKED FORWARD TO THIS DAY, THINKING THAT PERHAPS WE WERE DONE DISCUSSING INTERESTING AND UNPRECEDENTED TIMES. THE PANDEMIC WAS FADING, AND WE WERE WELL PREPARED TO MOVE FORWARD, HAVING SOLIDIFIED OUR POSITION AS A LITERAL BEDROCK FOR THE COMMUNITIES WE SERVE. WE HAD EFFECTIVELY AND PROFITABLY EXECUTED OUR UNPRECEDENTED PPP MISSION AND PUT FUNDS INTO THE HANDS OF NEARLY 6,000 SMALL BUSINESSES WHILE HELPING TO PRESERVE THOUSANDS OF JOBS. WE HAD CONCLUDED OUR SECOND STEP CONVERSION, ADDING 170 MILLION DOLLARS TO OUR CAPITAL BASE, THUS POSITIONING US FOR SUSTAINABLE GROWTH. AND WE HAD GREATLY EXPANDED OUR COMMUNITY OUTREACH, THROUGH DOZENS OF GRANTS, PARTNERSHIPS, AND PARTICIPATIONS, THUS CEMENTING OUR REPUTATION AS YOUR COMMUNITY BANK.

YES, A FEW MONTHS AGO I WAS PREPARED TO TELL YOU THAT WE HAD MADE ALL THE RIGHT MOVES ... THAT WE WERE WELL POSITIONED TO MOVE FORWARD INTO A BRIGHT FUTURE … THAT THE DIFFICULTIES IN OUR COMMUNITIES HAD FADED ... AND THAT WE WERE MOVING FORWARD EXACTLY ACCORDING TO PLAN.

TODAY? A FEW MONTHS LATER? WELL, SAY HELLO TO PLAN B. YES, PLAN B. BUT, WHAT I AM HAPPY TO REPORT ABOUT PLAN B, THOUGH, IS THAT IT APPEARS THAT WE HAVE MADE ALL THE RIGHT MOVES, AND THAT WE ARE WELL POSITIONED TO MOVE FORWARD INTO A BRIGHT FUTURE. IN FACT, PLAN B LOOKS QUITE A LOT LIKE PLAN A. THE ONLY DIFFERENCE IS THAT PLAN B ADDRESSES A NEW SET OF DIFFICULTIES THAT HAVE EMERGED … A FEW NEW CHALLENGES THAT HAVE EMERGED. CHALLENGES THAT THIS TIME ARE AFFECTING A SLIGHTLY DIFFERENT COMMUNITY, OUR OWN COMMUNITY ... THE COMMUNITY OF MISSION DRIVEN BANKS ... THE COMMUNITY OF MISSION DRIVEN BANKERS ... THE PEOPLE AND INSTITUTIONS WHO HAVE CHOSEN TO NAVIGATE A MORE NUANCED PATH . . . A PATH THAT SEEKS TO PROFIT NOT AT THE EXPENSE OF OTHERS, BUT FOR THE BENEFIT OF OTHERS … A PATH TO PURPOSE-LED PROFIT.

THAT IS OUR PATH ... A PATH THAT IS INCREASINGLY BEING RECOGNIZED AND SUPPORTED BOTH ON MAIN STREET AND ON WALL STREET. IT IS BEING RECOGNIZED BY EMERGING PRACTICES OF TRIPLE-BOTTOM-LINE ACCOUNTING AND ENVIRONMENTAL, SOCIAL AND GOVERNANCE REPORTING. IT IS BEING RECOGNIZED BY A HUGE EXPANSION OF INVESTORS INTERESTED IN LONGER-TERM, MORE SUSTAINABLE BUSINESS STRATEGIES.

AND THIS RECOGNITION IS ACCOMPANIED BY THE REALIZATION THAT WE NEED TO REVERSE DECADES OF WEALTH CONCENTRATION TO CREATE A MORE JUST AND FAIR FUTURE FOR OUR CHILDREN AND OUR CHILDREN’S CHILDREN. THIS RECOGNITION IS ALSO ACCOMPANIED BY THE REALIZATION THAT WE NEED TO REVERSE DECADES OF ENVIRONMENTAL NEGLECT AND DESTRUCTION – LEST WE IGNORE LAST WEEK’S CLIMATE DEBACLE RIGHT HERE IN NEW YORK CITY – FOR WE NEED A SUSTAINABLE FUTURE FOR OUR CHILDREN AND OUR CHILDREN’S CHILDREN.

PURPOSE-LED PROFITS IS OUR PATH, AND I THANK YOU FOR JOINING US IN OUR EFFORTS TO SERVE THE UNDERSERVED AND UNDERBANKED COMMUNITIES.

NOW LET ME TAKE A FEW MINUTES TO SHARE SOME OF THE HIGHLIGHTS AND CHALLENGES WE FACE ALONG THE WAY TO OUR PURPOSE-LED FUTURE.

I WILL START WITH OUR BIGGEST HIGHLIGHT. LAST WEEK, THE NATIONAL COMMUNITY INVESTMENT FUND ISSUED ITS CDFI BANKING INDUSTRY PEER GROUP REPORT. I AM PLEASED TO TELL YOU WHAT THEY REPORTED:

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BY DEPOSITS, PONCE BANK IS THE 12TH LARGEST CDFI BANK IN THE COUNTRY.
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BY LOANS, IT IS THE 6TH LARGEST.
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BY ASSETS, IT IS THE 5TH LARGEST.
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IMPORTANTLY. BY PRESENCE OF BRANCHES IN LMI CENSUS TRACKS, PONCE IS RANKED 2ND IN THE COUNTRY, WITH ALMOST THREE QUARTERS OF OUR 13 BRANCHES LOCATED IN LMI COMMUNITIES.
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AND, WE ARE REALLY PLEASED TO TELL YOU, REALLY PLEASED: WE ARE RANKED 1ST IN THE COUNTRY … YES, FIRST ... ON OUR HOUSING FOCUS. A FULL 71 PERCENT OF OUR LOANS IN Q1 OF 2023 WERE HOUSING RELATED. AND A WHOLE LOT OF THEM HAD AFFORDABLE HOUSING COMPONENTS.

WE ARE EXTREMELY PROUD OF OUR PERFORMANCE; OUR TEAM IS AWESOME!

AS YOU KNOW, OUR CDFI AND MDI STATUS, AND OUR PERFORMANCE THEREUNDER, PROVIDES US WITH MANY OPPORTUNITIES … MANY OPPORTUNITIES. THE VALUE OF THESE CERTIFICATIONS WAS MOST EVIDENT WHEN LAST YEAR WE RECEIVED A 225 MILLION DOLLAR INFUSION OF CAPITAL THROUGH THE EMERGENCY CAPITAL INVESTMENT PROGRAM OF THE U.S TREASURY DEPARTMENT, KNOWN AS ECIP.

AND, IT DOES NOT END WITH ECIP. SO FAR THIS YEAR, OUR CDFI AND MDI CERTIFICATIONS HAVE EARNED US A 3.7 MILLION DOLLAR GRANT, THROUGH THE EQUITABLE RECOVERY PROGRAM, REFERRED TO AS THE ERP. WE HAVE APPLIED FOR A GRANT UNDER THE ANNUAL BANK ENTERPRISE AWARD PROGRAM. WE RECEIVED FIRST-TIME HOME-BUYER GRANTS THROUGH THE FEDERAL HOME LOAN BANK OF NEW YORK. AND WE WERE APPROVED BY NEW YORK STATE TO PARTICIPATE IN A NUMBER OF SUBSIDIZED PROGRAMS FOCUSED ON SMALL AND MINORITY OWNED BUSINESSES. THESE AND OTHER GRANTS FLOW IN RECOGNITION OF OUR UNIQUE ABILITY TO DEPLOY FUNDS IN AREAS OF GREATEST NEED. AND THEY FLOW IN RECOGNITION OF OUR ABILITY TO EXECUTE THIS MISSION, RESPONSIBLY, EQUITABLY, AND PROFITABLY.

GIVEN THE IMPORTANCE OF OUR CDFI STATUS, I’M HAPPY TO REPORT THAT JUST A FEW WEEKS AGO THE CDFI FUND OF THE U.S. TREASURY DEPARTMENT CERTIFIED THE PONCE FINANCIAL GROUP AS A CDFI AND RE-CERTIFIED PONCE BANK AS A CDFI. THE CERTIFICATIONS ENSURE THAT THESE PROGRAMS AND OTHERS WILL KEEP FUNDS FLOWING THROUGH US, AND, MOST IMPORTANTLY, INTO OUR COMMUNITIES, FOR MANY YEARS TO COME. AND, FOR THE BENEFIT OF COMMON SHAREHOLDERS.

NOW, LET ME ADDRESS THE ELEPHANT IN THE ROOM. THE SIMMERING BANKING CRISIS.

IN ITS RAPID AND RELENTLESS EFFORTS TO TAME INFLATION, THE FED HAS RAISED INTEREST RATES BY NEARLY 500 BASIS POINTS OVER THE PAST 6 MONTHS. HIGHLY UNPRECEDENTED AND, IN SOME CIRCLES, NOT ENTIRELY ACCEPTED AS NECESSARY.

THESE FED MOVES LEAD US AGAIN INTO UNPRECEDENTED TERRITORY. AFTER OVER A DECADE OF LOW RATES AND EASY MONEY, THESE INCREASES SUDDENLY PUT THE SQUEEZE ON NET INTEREST MARGINS THROUGHOUT THE BANKING INDUSTRY. THE RATE INCREASES HAVE LEFT LARGE TRANCHES OF INVESTMENTS THAT PREVIOUSLY LOOKED SAFE, SENSIBLE AND CONSERVATIVE, IN FACT, HIGHLY UNDERWATER. THESE RATE INCREASES HAVE PROVED CRIPPLING WHEN BANKS, FACING LIQUIDITY CHALLENGES, ARE FORCED TO SELL THESE INVESTMENTS AT MASSIVE LOSSES. WE KNOW SUCH EVENTS SENT DEPOSITORS AND INVESTORS RUNNING OUT THE DOOR AT THREE OF OUR NATION’S LARGEST BANKS. AS YOU KNOW, THAT LED TO THE FORCED REGULATORY TAKEOVERS OF SILICON VALLEY AND SIGNATURE BANKS, AND A HASTY SALE OF FIRST REPUBLIC BANK. EMERGENCY MOVES BY THE FDIC MADE DEPOSITORS WHOLE, BUT INVESTORS HAVE NOT BEEN SO LUCKY. BANKING STOCKS HAVE SUFFERED OVER THE PAST SEVERAL MONTHS. THE NORTHEAST REGIONAL BANK INDEX IS DOWN OVER 30 PERCENT. BANK OF AMERICA IS DOWN ALMOST 50 PERCENT SINCE JANUARY OF 2022.

OUR STOCK, HOWEVER, HAS RECENTLY REBOUNDED IN RECOGNITION OF THE FACT THAT, AS I MENTIONED AT THE BEGINNING OF MY REMARKS, WE HAVE BEEN MAKING ALL THE RIGHT MOVES. ALTHOUGH OUR MARGINS

ARE SQUEEZED LIKE EVERYBODY ELSE’s, WE FIND OURSELVES FUNDAMENTALLY SOUND IN A NUMBER OF WAYS. I WILL BEGIN BY NOTING THAT WE HOLD ONLY A SMALL PERCENTAGE OF OUR INVESTMENTS IN THE TYPES OF SECURITIES THAT THESE FAILED BANKS WERE FORCED TO SELL. ... SO, WE HAVE NOT AS MUCH EXPOSURE ON THAT FRONT. IN TERMS OF LIQUIDITY, WE HAVE ENOUGH TO COVER OUR CURRENT UNINSURED DEPOSITS WELL OVER TWO TIMES. WE HAVE NO EXPOSURE TO CRYPTO AND OUR DEPOSITOR BASE IS WELL DIVERSIFIED.

WE ALSO ENJOY A LOYAL AND TRUSTING DEPOSIT BASE. I AM HAPPY TO REPORT THAT WE SAW NO DISCERNABLE OUTFLOW OF DEPOSITS DURING THE HEAT OF THE CRISIS. IN FACT, WE BENEFITED FROM SEVERAL MILLION DOLLARS OF INFLOWS THAT WE ATTRIBUTE TO THOSE LEAVING FAILED AND ENDANGERED BANKS.

HAPPILY, OUR LOAN PIPELINE IS FULL, AND WE CONTINUE TO BOOK MANY HIGH VALUE, LOW LTV CONSTRUCTION AND MULTI-FAMILY RESIDENTIAL LOANS. THIS HELPS US STABILIZE OUR MARGINS DESPITE THE SQUEEZE.

ON TOP OF ALL THIS, OUR STOCK REPURCHASE PROGRAM IS HIGHLY ACCRETIVE TO BOOK VALUE. AND, OF COURSE, OUR ENTRY INTO THE RUSSELL INDEXES ALSO PROVIDES AN UPDRAFT TO OUR STOCK PRICE.

IT IS NOT THAT WE ARE UNAFFECTED BY TODAY’S BANKING CLIMATE. RATHER, IT IS BECAUSE WE HAVE MITIGATED MUCH OF THE RISK THROUGH SOUND PRACTICES AND SERENDIPITY. BY STAYING THE COURSE, WE FIND THE WORLD CATCHING UP TO OUR MISSION, AND WE BELIEVE THIS WILL REWARD US WITH HEALTHY MARGINS OVER THE LONG TERM.

AS PART OF THIS LONG-TERM PATHWAY TO SUCCESS WITH PURPOSE-LED PROFITS, WE CONTINUE TO INVEST IN INFRASTRUCTURE, ANTICIPATING THE GROWTH THAT WILL BE FUELED BY OUR GREATLY EXPANDED CAPITAL BASE. WE ARE BELT TIGHTENING TOO. REDUCING NON-INTEREST EXPENSES HAS BEEN MADE A MANDATE TO ALL OF OUR MANAGERS ACROSS THE BOARD. BUT WE CONTINUE TO INVEST IN OUR BRANCHES, IN OUR PEOPLE, AND IN OUR TECHNOLOGY SO THAT WE ARE PREPARED TO SUCCEED TODAY AND FAR INTO THE FUTURE.

ON THE TECHNOLOGY FRONT, WE RECENTLY STARTED THE AUTOMATION OF OUR LENDING PROCESSES USING A NEW COMMERCIAL LOAN ORIGINATION SYSTEM. IT IS INTEGRATED WITH OUR SALESFORCE APPLICATION AND OUR CORE BANKING SYSTEM. WE ARE LIKEWISE INTEGRATING THE 1-4 FAMILY RESIDENTIAL LOAN ORIGINATION PLATFORM THAT IS USED BY OUR MORTGAGE WORLD BANKERS’ DIVISION. THESE MOVES EMPOWER OUR TEAM TO USE SALESFORCE MARKETING CLOUD TO AUTOMATE ONBOARDING JOURNEYS, AND BUILD DEEPER RELATIONSHIPS WITH OUR CUSTOMERS THROUGH DATA-INFORMED CROSS-SELLING. THESE INTEGRATIONS, AND OUR TECHNOLOGICAL INVESTMENTS, MEAN THAT WE CAN ENGAGE IN RELATIONSHIP BUILDING INTERACTIONS THAT EXPAND OUR GOAL OF PROVIDING CONCIERGE LEVEL SERVICE TO CUSTOMERS MOST BANKS IGNORE. AND OUR GOAL OF TREATING EVERY CUSTOMER AS IF THEY ARE OUR BEST CUSTOMER.

THESE INVESTMENTS ARE CONSIDERABLE BUT HIGHLY NECESSARY FOR OUR FUTURE SUCCESS. WITH THEM, WE ARE BUILDING PONCE’S FUTURE.

AND THAT BRINGS ME BACK TO OUR MISSION.

FOR DECADES WE HAVE NEVER WAVERED AND TODAY WE ARE SEEING A PERFECT CONFLUENCE OF OUR MISSION WITH THE EMERGING VALUES OF THE WORLD AROUND US. THE NEED FOR AN EQUITABLE BANKING ENVIRONMENT HAS ELEVATED OUR VISIBILITY AND OUR VIABILITY. THE NEED FOR THE TARGETED DEPLOYMENT OF FUNDS, FINANCIAL EDUCATION INITIATIVES, AND COMMUNITY ENGAGEMENT, THAT BANKS LIKE PONCE BANK ADDRESS, HAS NEVER BEEN GREATER OR MORE EVIDENT. AND YET WE CONTINUE TO HEAR RECKLESS TALK ABOUT INSTITUTIONS THAT ARE “TOO BIG TO FAIL” . . . BANKS THAT ARE “SYSTEMICALLY IMPORTANT.” AND BANKS THAT ARE NOT.

WHAT PONCE BANK HAS PROVEN OVER THE PAST 63 YEARS, AND MORE URGENTLY OVER THE PAST FEW MONTHS, IS THAT COMMUNITY BANKING IS NOT SIMPLY “SYSTEMICALLY IMPORTANT” . . . COMMUNITY BANKING BY MDIs AND CDFIs IS IN FACT “SYSTEMICALLY CRITICAL.” LET ME EMPHASIZE, WE ARE SYSTEMICALLY CRITICAL TO OUR COMMUNITIES, WHERE ALL TOO OFTEN WE ARE THE ONLY BANKING PROVIDER. IN FACT, RESEARCH CONDUCTED BY JOHNS HOPKINS UNIVERSITY IDENTIFIED 147 ZIP CODES IN THE COUNTRY WHERE THE ONLY BANK SERVING IT WAS AN MDI BANK. MDIs AND CDFIs ARE SYSTEMICALLY CRITICAL TO OUR COMMUNITIES.

CRA WAS ENACTED TO ENSURE THAT FINANCIAL SERVICES ARE WIDELY AND EQUITABLY DISTRIBUTED. PONCE BANK AND OUR FELLOW MDI AND CDFI BANKS LIVE AND BREATHE THIS REALITY DAILY. WE DO IT ON THE STREETS OF OUR COMMUNITIES. WE DO IT IN THE STOCKROOMS OF MOM-AND-POP STORES, AND WE DO IT ON FACTORY FLOORS. WE DO IT ON MAIN STREET, WE DO IT ON WALL STREET, WE DO IT IN IMMIGRANT COMMUNITIES THROUGHOUT OUR AREA, AND WE DO IT IN EL BARRIO. IN EL BARRIO, AS WE DID LAST WEEKEND FOR THE 116THSTREET FESTIVAL AND THE PUERTO RICAN DAY PARADE! AND AT THE GREEK FESTIVAL IN GLEN COVE IN SUPPORT OF A BELOVED LOCAL INSTITUTION.

MDI AND CDFI BANKS DO IT FOR OUR SMALL BUSINESSES, FOR OUR FRONT-LINE WORKERS, FOR OUR IMMIGRANTS, AND FOR THEIR SONS AND DAUGHTERS. WE EMBODY AND ENABLE THE AMERICAN DREAM.

PONCE BANK WAS FOUNDED IN THE BRONX IN 1960 AND TODAY, AS WE HAVE SAID, WE ARE IN THE COMMUNITY, WE ARE OF THE COMMUNITY AND WE ARE FOR THE COMMUNITY.

LET ME REPEAT THAT. WHEN IT COMES TO COMMUNITIES OF COLOR AND IMMIGRANTS, WE ARE IN THE COMMUNITY, WE ARE OFTHE COMMUNITY AND WE ARE FOR THE COMMUNITY.

THANK YOUFOR BEING A PART OF HOW A COMMUNITY WORKS. THANK YOU ALL FOR BEING A PART OF HOW AN MDI AND CDFI BANK WORKS. AND THANK YOU FOR ENABLING US TO CARRY OUT OUR MISSION!